Fixed Rate Collateral Tables

                  Block Financial 1998-1 Collateral Description
                  ---------------------------------------------

Collateral: The Mortgage Loans will be predominantly home equity loans, i.e., loans used (i) to refinance an existing mortgage loan on more favorable terms,
(ii) to consolidate debt or (iii) to obtain cash proceeds by borrowing against the Mortgagor's equity in the related Mortgaged Property.

                                     Fixed Rate Home Equity Loans - Group I    ARM Home Equity Loans - Group II
                                     --------------------------------------    --------------------------------
Aggregate Pool Balance:              $92,249,497 million                       $92,457,459 million

Number of Loans:                     2,072                                     907

Average Outstanding Balance:         $44,522                                   $101,938

Total Original Balance:              $92.5 million                             $92.6 million

Average Original Balance:            $44,658                                   $102,045

Lien Position:                       71.1% firsts; 28.9% non-firsts            100% firsts

Prepayment Penalty:                  57.5%                                     68.3%

WA Original Loan to Value Ratio:     83.96% (67.12%>80%, min: 9.91%/           84.86% (72.84%>80%, min: 19.23% /
                                          max: 103.00%                             max: 100.00%

WA Junior Loan Ratio(1):             27.91%                                    N/A

Loan Type:                           59.0% Fixed Rate                          62.0% 2-year fixed/6-month ARM
                                     41.0% Balloon                             29.8%  1-year  ARM
                                                                               4.3%  6-month  ARM
                                                                               1.6%  3-year fixed/6-month ARM
                                                                               1.5%  3-year fixed/1-year ARM
                                                                               0.8% Other

Original WA Original Term:           228 months (70.0% 180-mo. maturity        256 months (57.4% 180-mo. maturity
                                          30.0% 360-mo. maturity)                  42.5% 360-mo. maturity)

Remaining WA Maturity:               223 months                                253 months

WA Seasoning:                        5 months                                  3 months

Interest Rate Index:                 N/A                                       6.0% 1-yr. UST, 4.75% 3-yr UST,
                                                                               5.94% 6-mo. LIBOR, 5.51% 1-mo.
                                                                               LIBOR

WA Gross Coupon:                     11.76% (Min: 7.50%/max: 16.49%)           10.29% (current, min: 6.99%/
                                                                                    max: 13.90%)

WA Gross Margin:                     N/A                                       5.93%

Latest Scheduled Maturity:           Expected 1/1/2028                         Expected 1/1/2028


--------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.

             -----------------------------------------------------

                                     Fixed Rate Home Equity Loans - Group I    ARM Home Equity Loans - Group II
                                     --------------------------------------    --------------------------------

Property Type:                       97.53% single family, 1.32% 2-4 family,   97.15% single family,
                                     1.15% other                               1.32% 2-4 family, 1.53% other

Owner Occupancy:                     a)  94.57% owner occupied                 a)  97.41% owner occupied
                                     b)   5.43%, investor property             b)   2.59% non-owner
                                                                 occupied
Geographic Distribution (>5%):       FL (15.54%), IL (12.94%), GA   (12.70%),  GA (24.67%), IL (11.75%),
                                     IN (10.89%), CO (7.61%), NC (6.59%),      FL (9.49%), CO (9.30%), OH (7.03%),
                                     TN (6.49%), KY (5.64%)                    IN (6.14%)

Cashout Refinancing:                 38.0%                                     7.51%

WA Periodic Cap:                     NA                                        1.32%

WA Months to Roll                    NA                                        17

WA Floor:                            NA                                        10.16%

WA Debt-to-Income Ratio:             39.27%                                    39.53%

Note: (1) Excludes first mortgages.  Defined as ratio of current principal balance of the mortgage loan to the sum of the original principal balance of loan and principal balance at time of origination of the loan of any senior loan.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.

----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
     Remaining    Number of    Aggregate   % of Aggregate Weighted   Average  Average  Percent Percent Percent   Weighted Average
     Principal     Mortgage    Principal      Principal    Average   Current  Original Cashout  Full   Owner           Debt
      Balance        Loans      Balance        Balance      Coupon   Balance    CLTV    Refi     Doc   Occupied        Ratio
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
0 -         9,999      39       383,516.58        0.42    12.934       9,834   85.43     97.4     97.4    94.8        37.10
10,000 -   19,999     482     7,316,428.14        7.93    12.907      15,179   84.59     86.6     96.7    97.5        38.53
20,000 -   29,999     378     9,534,095.40       10.34    12.546      25,222   83.70     72.8     97.1    95.5        38.15
30,000 -   39,999     249     8,699,593.95        9.43    12.210      34,938   83.37     54.5     95.1    94.2        37.98
40,000 -   49,999     265    11,962,866.57       12.97    11.706      45,143   82.74     34.9     97.4    86.9        38.47
50,000 -   59,999     177     9,744,334.55       10.56    11.504      55,053   82.73     26.8     90.4    92.2        38.16
60,000 -   69,999     161    10,501,154.75       11.38    11.485      65,225   84.43     23.2     95.7    94.4        40.44
70,000 -   79,999      97     7,254,605.68        7.86    11.295      74,790   83.85     22.3     94.8    97.8        38.85
80,000 -   89,999      66     5,552,510.54        6.02    11.196      84,129   86.97     22.7     98.4    98.5        40.87
90,000 -   99,999      33     3,111,395.93        3.37    11.083      94,285   80.89     20.9     93.6   100.0        40.60
100,000 - 109,999      30     3,168,755.00        3.43    11.484      105,625  85.44     20.0     93.4    93.2        41.71
110,000 - 119,999      19     2,183,779.17        2.37    11.772      114,936  81.93     26.4     83.9    89.1        38.04
120,000 - 129,999      15     1,848,728.03        2.00    11.192      123,249  84.27     13.2     93.4    93.4        42.64
130,000 - 139,999      13     1,747,193.13        1.89    11.223      134,399  84.44     46.3     92.3   100.0        39.88
140,000 - 149,999      12     1,735,217.41        1.88    11.123      144,601  84.74     16.8     74.6    91.5        39.65
150,000 - 159,999       8     1,252,793.26        1.36    12.321      156,599  82.71     36.8     75.0   100.0        43.06
160,000 - 169,999       4       655,107.84        0.71    11.739      163,777  87.99     25.0    100.0   100.0        41.28
170,000 - 179,999       3       528,386.74        0.57    10.526      176,129  88.30      0.0    100.0   100.0        44.47
180,000 - 189,999       1       181,821.61        0.20    10.375      181,822  94.99      0.0    100.0   100.0        42.09
190,000 - 199,999       1       198,401.85        0.22    13.990      198,402  85.99      0.0      0.0   100.0        40.33
200,000 - 209,999       3       614,430.07        0.67    11.393      204,810  86.64      0.0     66.3   100.0        37.43
210,000 - 219,999       4       857,583.43        0.93    11.054      214,396  85.88      0.0     74.8   100.0        39.16
222,000 and greater    12     3,216,797.82        3.49    11.320      268,066  85.59     23.6     73.5   100.0        40.84
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

Total:              2,072    92,249,497.45      100.00    11.756       44,522  83.96     38.0     93.1    94.6        39.27
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

Min:   8,503.76
Max:   374,004.93
Average:   44,521.96
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------


----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
                  Number of    Aggregate   % of Aggregate Weighted   Average  Average  Percent Percent Percent   Weighted Average
     Mortgage     Mortgage     Principal     Principal     Average   Current  Original Cashout Full     Owner          Debt
     Rates          Loans       Balance       Balance      Coupon    Balance    CLTV    Refi    Doc    Occupied        Ratio
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
 9.000 and less        35     2,059,235.95        2.23     8.584      58,835   78.10      8.3     100.0   100.0        36.88
 9.001 -   9.250       11       943,084.51        1.02     9.193      85,735   75.32      0.0     100.0   100.0        36.68
 9.251 -   9.500       26     1,225,835.16        1.33     9.406      47,148   77.91     29.8     100.0    97.8        36.31
 9.501 -   9.750       31     1,822,773.70        1.98     9.684      58,799   76.63     16.5     100.0    86.9        36.69
 9.751 -  10.000       73     4,389,578.66        4.76     9.914      60,131   75.06     28.5     100.0    86.1        36.82
10.001 -  10.250       46     2,994,278.82        3.25    10.140      65,093   75.50     25.2      87.5    91.0        37.05
10.251 -  10.500       79     4,253,062.18        4.61    10.420      53,836   79.47     28.1      97.7    93.3        37.44
10.501 -  10.750       90     4,997,484.63        5.42    10.676      55,528   80.39     25.0      98.8    92.6        38.44
10.751 -  11.000      112     6,780,307.88        7.35    10.914      60,538   83.08     23.0      98.1    92.5        37.92
11.001 -  11.250      110     5,947,382.80        6.45    11.164      54,067   83.16     19.3      98.3    87.2        39.70
11.251 -  11.500      145     6,508,666.56        7.06    11.404      44,887   84.91     32.6      96.6    94.3        37.57

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO
THE APPROPRIATENESS,  USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY  WOULD BE MADE PURSUANT TO A DEFINITIVE  PROSPECTUS  AND PROSPECTUS
SUPPLEMENT  PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL  INFORMATION NOT
CONTAINED IN THESE  MATERIALS.  SUCH  PROSPECTUS AND PROSPECTUS  SUPPLEMENT WILL
CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY
AND ANY DECISION TO INVEST IN SUCH SECURITIES  SHOULD BE MADE SOLELY IN RELIANCE
UPON SUCH PROSPECTUS AND PROSPECTUS  SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT
NOT  DEFINED  HEREIN  ARE TO BE READ IN  CONJUNCTION  WITH SUCH  PROSPECTUS  AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.,
SECURITIES AND FUTURES AUTHORITY.


11.501 -  11.750      134     7,609,446.31        8.25    11.683      56,787   85.59     30.3      84.2    94.5        40.02
11.751 -  12.000      177     9,115,906.56        9.88    11.914      51,502   86.50     32.4      90.1    96.2        40.17
12.001 -  12.250      192     7,306,663.03        7.92    12.179      38,056   85.78     47.1      93.0    97.2        40.14
12.251 -  12.500      112     4,440,402.37        4.81    12.437      39,646   86.01     48.4      91.4    94.0        42.25
12.501 -  12.750       93     3,529,953.25        3.83    12.672      37,956   85.59     49.4      94.2    96.2        40.56
12.751 -  13.000       87     3,602,285.46        3.90    12.942      41,406   85.36     61.1      87.5    98.0        41.95
13.001 -  13.250       46     1,504,237.31        1.63    13.174      32,701   85.50     44.3      99.0    98.5        40.22
13.251 -  13.500       49     1,695,502.04        1.84    13.448      34,602   87.73     56.4      95.7    97.2        41.29
13.501 -  13.750       59     1,718,735.34        1.86    13.681      29,131   86.70     61.0      95.7    97.9        41.87
13.751 -  14.000       85     2,242,877.53        2.43    13.971      26,387   92.60     76.2      85.7   100.0        39.80
14.001 -  14.250       82     2,093,630.27        2.27    14.217      25,532   91.61     74.4      96.8   100.0        40.95
14.251 -  14.500       47     1,228,295.82        1.33    14.474      26,134   88.59     80.6      77.5    97.7        38.67
14.501 -  14.750       29       722,112.95        0.78    14.694      24,900   88.62     78.3      82.0   100.0        40.66
14.751 -  15.000       50     1,632,313.03        1.77    14.974      32,646   89.43     63.9      71.7   100.0        39.50
Greater than 15.000    72     1,885,445.33        2.04    15.736      26,187   89.74     86.0      83.4   100.0        39.54
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

Total:              2,072    92,249,497.45      100.00    11.756      44,522   83.96     38.0      93.1    94.6        39.27
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

Min:   7.500
Max:   16.490
Weighted Average:   11.756
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------


----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
     Remaining    Number of    Aggregate   % of Aggregate Weighted   Average  Average  Percent Percent Percent   Weighted Average
   to Scheduled    Mortgage    Principal      Principal    Average   Current  Original Cashout  Full   Owner           Debt
     Maturity        Loans      Balance        Balance      Coupon   Balance    CLTV    Refi     Doc   Occupied        Ratio
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
Less than 50            1        59,533.34       0.06      9.000       59,533  83.42      0.0     100.0   100.0         0.00
50 to 59                7       107,472.94       0.12     12.445       15,353  88.00    100.0     100.0   100.0         30.78
60 to 119              49     1,124,981.62       1.22     11.562       22,959  76.71     56.7      96.7   100.0         36.94
120 to 179          1,567    62,984,391.49      68.28     11.926       40,194  84.03     46.7      91.5    95.6         38.97
180 to 239            100     4,039,877.08       4.38     11.528       40,399  80.48     29.6      89.4    96.5         40.12
240 to 299              5       233,346.28       0.25     11.424       46,669  55.13     42.5     100.0   100.0         34.93
300 to 359            342    23,559,644.70      25.54     11.363       68,888  84.96     15.3      97.7    91.1         40.08
360                     1       140,250.00       0.15     10.640      140,250  85.00      0.0     100.0   100.0         45.00
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

Total:              2,072    92,249,497.45     100.00     11.756       44,522  83.96     38.0      93.1    94.6         39.27
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

Min:   48
Max:   360
Weighted Average:   223

----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.


-----------------    ---------   ---------   --------------    --------   -------  -------- ------- ------- --------  --------
                                                                                                                      Weighted
                     Number of   Aggregate   % of Aggregate    Weighted   Average  Average  Percent Percent Percent   Average
 Distribution of      Mortgage   Principal      Principal       Average   Current  Original Cashout  Full   Owner       Debt
   Loan Purpose        Loans     Balance        Balance         Coupon    Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------   ---------   --------------    --------   -------  -------- ------- ------- --------  --------
Refinance - Rate Term    663     36,772,517.34       39.86     11.311      55,464   80.88      0.0    92.2    94.5      38.54
Refinance - Cashout    1,122     35,064,630.75       38.01     12.410      31,252   85.63    100.0    95.1    98.0      39.42
Purchase                 287     20,412,349.36       22.13     11.435      71,123   86.62      0.0    91.2    88.9      40.33
-----------------    ---------      ---------  --------------  --------   -------  -------- ------- ------- --------  --------

Total:                 2,072     92,249,497.45      100.00     11.756      44,522   83.96     38.0    93.1    94.6      39.27
-----------------    ---------      ---------  --------------  --------   -------  -------- ------- ------- --------  --------



-----------------    ---------     ---------     --------------  --------   -------  -------- ------- ------- --------  --------
                                                                                                                        Weighted
                     Number of     Aggregate     % of Aggregate  Weighted   Average  Average  Percent Percent Percent   Average
 Distribution of     Mortgage      Principal        Principal    Average    Current  Original Cashout  Full   Owner       Debt
Occupancy Status       Loans        Balance          Balance      Coupon    Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------     ---------     --------------  --------   -------  -------- ------- ------- --------  --------
Owner Occupied         1,963      87,236,888.34       94.57      11.792     44,441   84.31    39.4     93.0    100.0     39.31
Non-Owner Occupied       109       5,012,609.11        5.43      11.132     45,987   77.74    14.3     95.4      0.0     38.58
-----------------    ---------     ---------     --------------  --------   -------  -------- ------- ------- --------  --------

Total:                 2,072      92,249,497.45      100.00      11.756     44,522   83.96    38.0     93.1     94.6     39.27
-----------------    ---------     ---------     --------------  --------   -------  -------- ------- ------- --------  --------



-----------------    ---------     ---------     --------------  --------   -------  -------- ------- ------- --------  --------
                                                                                                                        Weighted
                     Number of     Aggregate     % of Aggregate  Weighted   Average  Average  Percent Percent Percent   Average
 Distribution of     Mortgage      Principal        Principal    Average    Current  Original Cashout  Full   Owner       Debt
  Property Types       Loans        Balance          Balance      Coupon    Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------     ---------     --------------  --------   -------  -------- ------- ------- --------  --------
Single Family
 Residence             2,029      89,971,787.22        97.53    11.758     44,343     84.13    38.7     93.5    95.8     39.22
2-4 Family                22       1,216,098.71         1.32    11.554     55,277     75.31    13.2     94.3    40.3     42.48
Condo                     15         587,444.78         0.64    11.500     39,163     76.75     3.9     93.5    19.1     42.46
PUD                        5         460,215.55         0.50    12.304     92,043     82.17     9.2     17.2   100.0     37.17
Townhouse                  1          13,951.19         0.02    13.500     13,951     89.59   100.0    100.0   100.0     37.27
-----------------    ---------     ---------     --------------  --------   -------   -------- ------- ------- --------  --------
Total:                 2,072      92,249,497.45       100.00    11.756     44,522     83.96    38.0     93.1    94.6     39.27
-----------------    ---------     ---------     --------------  --------   -------   -------- ------- ------- --------  --------


----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
                  Number of    Aggregate   % of Aggregate  Weighted  Average  Average  Percent Percent Percent   Weighted Average
                   Mortgage    Principal      Principal    Average   Current  Original Cashout  Full   Owner           Debt
  Lien Position      Loans      Balance        Balance      Coupon   Balance    CLTV    Refi     Doc   Occupied        Ratio
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
1st Lien            1,017    65,601,747.03     71.11      11.268      64,505   82.83    17.7      93.3    92.5         38.98
2nd Lien            1,055    26,647,750.42     28.89      12.959      25,259   86.71    88.1      92.6    99.6         39.99
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

Total:              2,072    92,249,497.45    100.00      11.756      44,522   83.96    38.0      93.1    94.6         39.27
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.



----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
                  Number of    Aggregate   % of Aggregate  Weighted  Average  Average  Percent Percent Percent   Weighted Average
  Geographical     Mortgage    Principal      Principal    Average   Current  Original Cashout  Full   Owner           Debt
 Distribution (1)   Loans      Balance        Balance      Coupon    Balance    CLTV    Refi     Doc   Occupied        Ratio
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------
Florida               354     14,335,751.06      15.54    11.800      40,496   84.60    37.1     95.4    94.2         39.96
Illinois              304     11,940,326.87      12.94    12.350      39,277   84.51    52.8     92.2    98.7         40.69
Georgia               193     11,715,115.17      12.70    11.617      60,700   85.58    26.4     94.5    91.8         39.97
Indiana               261     10,045,040.42      10.89    11.491      38,487   82.99    37.0     96.2    94.1         36.72
Colorado              191      7,015,996.27       7.61    12.008      36,733   82.35    66.7     94.2    97.9         38.77
North Carolina        128      6,078,385.57       6.59    11.425      47,487   82.78    38.1     94.5    96.3         37.06
Tennessee             115      5,982,982.27       6.49    11.643      52,026   84.76    31.4     94.4    90.4         40.35
Kentucky              113      5,205,798.11       5.64    11.517      46,069   84.36    38.7     96.6    96.4         36.60
South Carolina         79      3,978,988.43       4.31    11.470      50,367   83.90    34.7     85.8    97.0         38.81
Ohio                   61      3,938,240.66       4.27    11.347      64,561   83.71    11.8     96.4    88.7         41.59
Virginia              105      3,884,831.54       4.21    11.732      36,998   86.73    45.1     94.4    90.1         38.63
California-Northern    27      1,369,176.25       1.48    13.275      50,710   84.07    51.9     66.0   100.0         41.36
Utah                   25      1,324,387.48       1.44    12.206      52,975   86.44    41.2     70.1    95.5         39.44
Louisiana              25      1,309,689.81       1.42    11.760      52,388   76.18     0.0     74.3    93.2         47.23
Missouri               18        954,244.49       1.03    11.602      53,014   85.46     5.4    100.0    88.9         35.21
Mississippi            19        788,486.11       0.85    11.784      41,499   79.61    18.4     88.4    91.2         44.11
Oregon                 12        706,294.65       0.77    10.465      58,858   67.23    14.0     97.1   100.0         39.53
Washington             10        491,807.95       0.53    11.404      49,181   77.43    37.5     76.9    91.9         39.80
Arizona                 8        407,079.06       0.44    11.923      50,885   83.91    30.0     70.5   100.0         32.88
Iowa                   11        356,846.02       0.39    11.742      32,441   79.73    35.5     97.2   100.0         34.46
California-Southern     3        124,962.06       0.14    13.028      41,654   92.77    26.8    100.0   100.0         45.40
Pennsylvania            1         62,805.37       0.07     9.500      62,805  100.00     0.0    100.0   100.0         40.45
Minnesota               2         53,715.36       0.06    12.693      26,858   94.21   100.0    100.0   100.0         40.76
Michigan                1         49,600.00       0.05    11.300      49,600   80.00     0.0    100.0   100.0         45.00
Texas                   1         49,471.21       0.05    11.950      49,471   90.00     0.0    100.0   100.0         45.00
Wisconsin               3         45,392.50       0.05    12.169      15,131   68.29   100.0    100.0    62.9         20.15
Oklahoma                1         17,182.76       0.02    11.850      17,183   74.58   100.0    100.0   100.0         46.06
Idaho                   1         16,900.00       0.02    11.890      16,900   89.28   100.0    100.0   100.0         36.90
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

Total:               2,072    92,249,497.45     100.00    11.756      44,522   83.96    38.0     93.1    94.6         39.27
----------------- ---------    ---------   -------------- --------   -------  -------- ------- ------- --------  ----------------

(1)  Geographic  location is  determined  by  location  of the related  Mortgage Property;
however, with respect to certain Mortgage Loans,  geographic location is determined by Mortgagor mailing address.


-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
                                                                                                                        Weighted
                     Number of      Aggregate   % of Aggregate  Weighted    Average  Average  Percent Percent Percent   Average
                     Mortgage       Principal      Principal    Average     Current  Original Cashout  Full   Owner       Debt
Top 20 Zip Codes       Loans         Balance        Balance      Coupon     Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

30087                     6         903,942.19         0.98      11.970     150,657  88.62    28.9     100.0   100.0      45.78
30247                     5         631,733.31         0.68      10.947     126,347  92.31     6.4     100.0   100.0      36.50
30144                    10         584,329.32         0.63      11.793      58,433  81.70     0.0      93.5    27.9      39.95
30202                     2         547,321.61         0.59      11.019     273,661  88.32     0.0     100.0   100.0      41.18
38118                     6         427,624.01         0.46      11.324      71,271  84.90     7.5     100.0    43.7      38.76
60440                    12         424,678.08         0.46      12.181      35,390  85.69    94.4     100.0   100.0      39.81
29926                     2         408,865.71         0.44      10.606     204,433  72.27     8.5       0.0   100.0      34.76
30058                     3         407,316.64         0.44      11.583     135,772  91.00    56.3     100.0   100.0      47.99

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO
THE APPROPRIATENESS,  USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY  WOULD BE MADE PURSUANT TO A DEFINITIVE  PROSPECTUS  AND PROSPECTUS
SUPPLEMENT  PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL  INFORMATION NOT
CONTAINED IN THESE  MATERIALS.  SUCH  PROSPECTUS AND PROSPECTUS  SUPPLEMENT WILL
CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY
AND ANY DECISION TO INVEST IN SUCH SECURITIES  SHOULD BE MADE SOLELY IN RELIANCE
UPON SUCH PROSPECTUS AND PROSPECTUS  SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT
NOT  DEFINED  HEREIN  ARE TO BE READ IN  CONJUNCTION  WITH SUCH  PROSPECTUS  AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.,
SECURITIES AND FUTURES AUTHORITY.


32210                     8         369,519.14         0.40      11.940     46,190   82.60    51.1     100.0    76.9       41.74
32218                     3         317,033.05         0.34      11.485    105,678   85.12     0.0      34.6   100.0       25.54
60628                     6         310,580.07         0.34      12.488     51,763   83.67    14.4     100.0   100.0       43.02
60103                     7         304,717.21         0.33      12.783     43,531   87.45    74.4     100.0   100.0       43.42
46806                     7         304,468.28         0.33      11.804     43,495   82.27    20.2     100.0    73.7       42.13
47711                    10         299,443.67         0.32      11.264     29,944   83.29    18.3     100.0    81.8       39.73
80207                     7         295,438.52         0.32      11.451     42,206   83.17    70.6     100.0   100.0       52.18
27407                     2         286,933.44         0.31      11.254    143,467   87.66   100.0     100.0   100.0       29.79
80916                     7         282,910.58         0.31      10.465     40,416   82.40    68.1     100.0   100.0       40.62
30083                     4         276,944.74         0.30      11.564     69,236   85.59     3.6     100.0   100.0       44.75
40391                     5         276,588.41         0.30      11.096     55,318   89.47    69.1     100.0   100.0       40.24
32208                     5         274,752.87         0.30      11.505     54,951   90.00    20.9     100.0   100.0       38.48
Other                 1,955      84,314,356.60        91.40      11.777     43,128   83.79    38.6      93.2    95.1       39.15
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

Total:                2,072      92,249,497.45       100.00      11.756     44,522   83.96    38.0      93.1    94.6       39.27
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------


-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
                                                                                                                        Weighted
                     Number of      Aggregate   % of Aggregate  Weighted    Average  Average  Percent Percent Percent   Average
 Calendar Year       Mortgage       Principal      Principal    Average     Current  Original Cashout  Full   Owner       Debt
of Origination         Loans         Balance        Balance      Coupon     Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

1993                       1          52,091.66        0.06       7.500      52,092   96.84     0.0     100.0   100.0      0.00
1994                       7         538,205.72        0.58       8.317      76,887   99.24     0.0     100.0   100.0      45.79
1995                       8         643,793.69        0.70       9.990      80,474   90.66    52.1     100.0   100.0      33.59
1996                       3         252,194.94        0.27      11.191      84,065   91.50    36.7     100.0   100.0      46.15
1997                   2,053      90,763,211.44       98.39      11.793      44,210   83.79    38.2      93.0    94.5      39.25
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

Total:                 2,072      92,249,497.45      100.00      11.756      44,522   83.96    38.0      93.1    94.6      39.27
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

Earliest Origination Date:   1993-12-28
Latest Maturity Date:   2028-01-01

-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------


-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
                                                                                                                        Weighted
                     Number of      Aggregate   % of Aggregate  Weighted    Average  Average  Percent Percent Percent   Average
                      Mortgage       Principal      Principal    Average    Current  Original Cashout  Full   Owner       Debt
Date of Origination    Loans         Balance        Balance      Coupon     Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

1993-12                   1          52,091.66        0.06       7.500       52,092   96.84     0.0    100.0   100.0     0.00
1994-02                   2         133,559.90        0.14       7.500       66,780  101.13     0.0    100.0   100.0     56.56
1994-04                   1         133,977.08        0.15       7.500      133,977  103.00     0.0    100.0   100.0     40.99
1994-05                   2         116,991.74        0.13       9.290       58,496   95.16     0.0    100.0   100.0     43.23
1994-06                   1          75,671.56        0.08       9.000       75,672   97.13     0.0    100.0   100.0     56.53
1994-09                   1          78,005.44        0.08       9.000       78,005   97.73     0.0    100.0   100.0     29.00
1995-01                   1          59,533.34        0.06       9.000       59,533   83.42     0.0    100.0   100.0     0.00
1995-02                   1          80,986.37        0.09       9.500       80,986   93.29     0.0    100.0   100.0     26.90
1995-03                   2         132,621.54        0.14       9.763       66,311   97.27    52.6    100.0   100.0     29.40
1995-08                   1          81,353.97        0.09      10.000       81,354   92.18   100.0    100.0   100.0     44.17
1995-09                   1         105,041.84        0.11       8.000      105,042   98.26     0.0    100.0   100.0     43.88
1995-11                   1         111,755.76        0.12      13.000      111,756   75.00   100.0    100.0   100.0     35.00

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO
THE APPROPRIATENESS,  USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY  WOULD BE MADE PURSUANT TO A DEFINITIVE  PROSPECTUS  AND PROSPECTUS
SUPPLEMENT  PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL  INFORMATION NOT
CONTAINED IN THESE  MATERIALS.  SUCH  PROSPECTUS AND PROSPECTUS  SUPPLEMENT WILL
CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY
AND ANY DECISION TO INVEST IN SUCH SECURITIES  SHOULD BE MADE SOLELY IN RELIANCE
UPON SUCH PROSPECTUS AND PROSPECTUS  SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT
NOT  DEFINED  HEREIN  ARE TO BE READ IN  CONJUNCTION  WITH SUCH  PROSPECTUS  AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.,
SECURITIES AND FUTURES AUTHORITY.


1995-12                   1          72,500.87        0.08      10.000       72,501   93.03   100.0    100.0   100.0     19.75
1996-02                   1          67,209.47        0.07      10.000       67,209   91.88   100.0    100.0   100.0     48.71
1996-12                   2         184,985.47        0.20      11.624       92,493   91.37    13.7    100.0   100.0     45.22
1997-01                   6         290,180.14        0.31      11.822       48,363   81.86    80.0    100.0   100.0     40.57
1997-02                   4         153,247.28        0.17      11.303       38,312   64.82   100.0    100.0   100.0     44.16
1997-03                  12         330,874.99        0.36      12.543       27,573   84.91    86.0    100.0   100.0     38.55
1997-04                  28       1,072,610.29        1.16      12.183       38,308   83.13    78.9    100.0    96.4     40.76
1997-05                  44       1,872,835.00        2.03      11.732       42,564   84.83    59.3    100.0    88.4     39.46
1997-06                 128       6,745,756.58        7.31      12.043       52,701   84.78    69.1     88.8    92.4     37.47
1997-07                 380      15,094,788.76       16.36      11.841       39,723   84.14    54.4     95.1    93.5     39.51
1997-08                 338      14,208,317.52       15.40      11.906       42,036   84.70    42.5     94.1    95.2     39.63
1997-09                 316      13,164,946.31       14.27      12.029       41,661   84.70    42.1     91.6    94.7     39.32
1997-10                 335      16,179,571.24       17.54      11.788       48,297   83.63    19.5     88.9    96.6     38.42
1997-11                 282      12,763,120.79       13.84      11.469       45,259   81.97    20.7     94.1    93.3     39.33
1997-12                 180       8,886,962.54        9.63      11.412       49,372   82.73    19.8     95.9    94.7     40.54
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
Total:                2,072      92,249,497.45      100.00      11.756       44,522   83.96    38.0     93.1    94.6     39.27
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------


-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
                                                                                                                        Weighted
   Original          Number of      Aggregate   % of Aggregate  Weighted    Average  Average  Percent Percent Percent   Average
 Loan-to-Value       Mortgage       Principal      Principal    Average     Current  Original Cashout  Full   Owner       Debt
    Ratios             Loans         Balance        Balance      Coupon     Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
0.001 -  10.000            1         15,681.85        0.02      10.750      15,682       9.91  100.0  100.0   100.0        42.43
10.001 -  20.000           2         46,409.37        0.05       9.809      23,205      18.70   35.5  100.0   100.0        26.92
20.001 -  30.000           6        147,989.34        0.16      10.683      24,665      27.14   65.6  100.0    75.7        36.87
30.001 -  40.000          16        411,128.15        0.45      10.690      25,696      34.25   29.0  100.0    91.8        32.80
40.001 -  50.000          19        704,504.64        0.76      10.345      37,079      46.25   20.0  100.0   100.0        35.39
50.001 -  60.000          37      1,467,488.27        1.59      10.332      39,662      56.28   23.4  100.0    94.3        35.77
60.001 -  70.000         120      5,313,564.93        5.76      10.687      44,280      67.27   28.3   87.3    89.3        36.65
70.001 -  75.000         129      5,839,578.25        6.33      11.309      45,268      73.63   28.8   88.1    88.7        38.16
75.001 -  80.000         310     16,379,026.50       17.76      11.086      52,836      79.49   26.2   83.7    81.3        38.72
80.001 -  85.000         322     14,753,726.55       15.99      11.700      45,819      84.36   38.3   93.7    99.5        38.59
85.001 -  90.000         906     40,803,304.98       44.23      12.202      45,037      89.62   42.0   96.7    98.8        40.48
90.001 -  95.000          46      2,088,359.84        2.26      11.445      45,399      93.17   42.8   96.9   100.0        38.54
95.001 - 100.000         147      3,780,246.14        4.10      13.635      25,716      99.05   80.6  100.0   100.0        39.43
100.001 - 105.000         11        498,488.64        0.54      10.274      45,317     101.44   26.7  100.0   100.0        44.17
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
Total:                 2,072     92,249,497.45      100.00      11.756      44,522      83.96   38.0   93.1    94.6        39.27
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
Min:   9.91
Max:   103.00
Weighted Average:   83.95
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------



-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
                                                                                                                        Weighted
                     Number of      Aggregate   % of Aggregate  Weighted    Average  Average  Percent Percent Percent   Average
 Junior Loan         Mortgage       Principal      Principal    Average     Current  Original Cashout  Full   Owner       Debt
  Ratios (1)          Loans         Balance        Balance      Coupon      Balance   CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
 0.001 -   5.000          1           9,935.85         0.04      12.000       9,936   84.08    100.0   100.0   100.0     54.03
 5.001 -  10.000         25         341,773.43         1.28      12.708      13,671   86.71     96.8   100.0   100.0     42.06

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO
THE APPROPRIATENESS,  USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY  WOULD BE MADE PURSUANT TO A DEFINITIVE  PROSPECTUS  AND PROSPECTUS
SUPPLEMENT  PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL  INFORMATION NOT
CONTAINED IN THESE  MATERIALS.  SUCH  PROSPECTUS AND PROSPECTUS  SUPPLEMENT WILL
CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY
AND ANY DECISION TO INVEST IN SUCH SECURITIES  SHOULD BE MADE SOLELY IN RELIANCE
UPON SUCH PROSPECTUS AND PROSPECTUS  SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT
NOT  DEFINED  HEREIN  ARE TO BE READ IN  CONJUNCTION  WITH SUCH  PROSPECTUS  AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.,
SECURITIES AND FUTURES AUTHORITY.


10.001 -  15.000        190       3,176,507.40        11.92      13.331      16,718   88.34     83.7    96.8    99.4        40.62
15.001 -  20.000        252       5,174,364.75        19.42      13.294      20,533   88.60     83.8    91.8   100.0        39.24
20.001 -  25.000        191       4,483,567.28        16.83      13.037      23,474   87.84     89.8    96.5   100.0        40.71
25.001 -  30.000        136       4,046,446.48        15.18      13.062      29,753   86.12     90.0    85.2    98.8        40.71
30.001 -  35.000         97       3,059,665.09        11.48      12.754      31,543   87.23     90.6    92.3   100.0        41.54
35.001 -  40.000         62       2,200,721.01         8.26      12.560      35,496   85.55     85.9    92.2    99.0        38.65
40.001 -  45.000         43       1,685,394.61         6.32      12.647      39,195   82.85     92.4    87.1   100.0        40.30
45.001 -  50.000         18         693,954.66         2.60      12.482      38,553   85.32    100.0   100.0   100.0        35.63
50.001 -  55.000         10         425,357.31         1.60      12.814      42,536   88.46     89.4   100.0    94.0        40.37
55.001 -  60.000         11         478,324.42         1.79      12.362      43,484   85.07     78.3   100.0   100.0        40.74
60.001 -  65.000          7         286,658.36         1.08      12.259      40,951   78.68     79.2   100.0   100.0        33.42
65.001 -  70.000          5         233,396.87         0.88      12.269      46,679   72.66    100.0    76.5   100.0        41.86
70.001 -  75.000          5         237,655.79         0.89      11.954      47,531   77.70     92.7   100.0   100.0        33.47
75.001 -  80.000          1          54,746.66         0.21      10.990      54,747   89.43    100.0   100.0   100.0        25.22
80.001 -  85.000          1          59,280.45         0.22      10.250      59,280   63.01    100.0   100.0   100.0        23.96
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
Total:                1,055      26,647,750.42       100.00      12.959      25,259   86.71     88.1    92.6    99.6        39.99
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
Min:   4.854
Max:   82.805
Weighted Average:   27.911
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

(1) Excludes First Liens.

-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
                                                                                                                        Weighted
                     Number of      Aggregate   % of Aggregate  Weighted    Average  Average  Percent Percent Percent   Average
                     Mortgage       Principal      Principal    Average     Current  Original Cashout  Full   Owner       Debt
  Product Type         Loans         Balance        Balance      Coupon     Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------
Fixed - 5 Year            7         107,472.94        0.12      12.445      15,353   88.00    100.0   100.0   100.0        30.78
Fixed - 10 Year          49       1,124,981.62        1.22      11.562      22,959   76.71     56.7    96.7   100.0        36.94
Fixed - 15 Year       1,013      25,550,766.17       27.70      12.481      25,223   83.98     73.5    94.7    97.6        37.85
Fixed - 20 Year          96       3,850,039.08        4.17      11.534      40,105   80.15     31.1    89.7    97.0        39.36
Fixed - 25 Year           2          99,171.28        0.11      12.670      49,586   49.68    100.0   100.0   100.0        30.42
Fixed - 30 Year         343      23,699,894.70       25.69      11.359      69,096   84.96     15.2    97.7    91.2        40.11
Balloon - 7/30            1          59,533.34        0.06       9.000      59,533   83.42      0.0   100.0   100.0         0.00
Balloon - 15/30         561      37,757,638.32       40.93      11.544      67,304   83.99     28.2    89.4    94.2        39.81
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------

Total:                 2,072     92,249,497.45      100.00      11.756      44,522   83.96     38.0    93.1    94.6        39.27
-----------------    ---------      ---------   --------------  --------    -------  -------- ------- ------- --------  --------


-----------------    ---------    ---------   --------------  --------    -------  -------- ------- ------- --------  --------
                                                                                                                      Weighted
                     Number of    Aggregate   % of Aggregate  Weighted    Average  Average  Percent Percent Percent   Average
    Prepayment       Mortgage     Principal      Principal    Average     Current  Original Cashout  Full   Owner       Debt
     Penalty           Loans       Balance        Balance      Coupon     Balance    CLTV    Refi     Doc   Occupied    Ratio
-----------------    ---------    ---------   --------------  --------    -------  -------- ------- ------- --------  --------

Prepayment Penalty    1,063      53,006,764.14      57.46      11.620      49,865   83.56    28.9     93.0    93.2      39.15
No Prepayment Penalty 1,009      39,242,733.31      42.54      11.940      38,893   84.49    50.4     93.2    96.5      39.45
-----------------    ---------     ---------  --------------  --------    -------  -------- ------- ------- --------  --------

Total:                2,072      92,249,497.45      100.00     11.756      44,522   83.96    38.0     93.1    94.6      39.27
-----------------    ---------    ---------   --------------  --------    -------  -------- ------- ------- --------  --------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.

ARM Collateral Tables


------------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                           Weighted                                         Weighted
       Remaining    Number of Aggregate  % of Aggregate Weighted Weighted  Average Average Average  Percent Percent Percent  Average
       Principal    Mortgage  Principal     Principal    Average Average   Months  Current Original Cashout   Full   Owner    Debt
        Balance      Loans     Balance      Balance      Coupon   Margin   to Roll Balance   CLTV     Refi    Doc   Occupied  Ratio
------------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- -------- -------
 20,000 -    29,999     3       84,536.95       0.09      11.262   6.644      22     28,179  81.35     0.0    100.0    65.4    37.88
 30,000 -    39,999    14      507,994.94       0.55      10.452   6.003      20     36,285  78.89    14.0     93.4    78.0    34.46
 40,000 -    49,999    49    2,280,065.90       2.47      10.606   5.876      19     46,532  81.00    10.5     96.3    80.3    38.25
 50,000 -    59,999    88    4,856,720.14       5.25      10.406   5.875      19     55,190  85.38     5.7    100.0    95.5    39.22
 60,000 -    69,999   130    8,520,613.33       9.22      10.307   5.707      18     65,543  84.11    10.1     98.5    96.3    38.31
 70,000 -    79,999   100    7,522,293.40       8.14      10.553   5.984      17     75,223  85.99    15.7     96.9    98.1    38.29
 80,000 -    89,999    86    7,279,535.03       7.87      10.518   5.912      16     84,646  86.52     5.7     98.8   100.0    38.96
 90,000 -    99,999    68    6,467,868.77       7.00      10.237   5.834      16     95,116  84.92     9.0     98.6   100.0    39.96
100,000 -   109,999    69    7,261,990.78       7.85      10.516   6.017      17    105,246  85.40     7.4     94.2    94.2    41.04
110,000 -   119,999    74    8,493,088.52       9.19      10.193   5.975      17    114,771  84.97     4.1     88.0    96.0    39.24
120,000 -   129,999    51    6,335,225.55       6.85      10.265   6.135      17    124,220  84.35     7.8     82.3    94.2    39.61
130,000 -   139,999    35    4,737,309.87       5.12      10.178   5.840      16    135,352  84.22     2.8     88.4   100.0    40.44
140,000 -   149,999    24    3,518,918.06       3.81       9.977   6.069      16    146,622  85.46     4.2     91.6   100.0    37.28
150,000 -   159,999    24    3,695,869.76       4.00      10.438   6.087      18    153,995  87.33     0.0     91.8   100.0    41.01
160,000 -   169,999    13    2,158,359.74       2.33       9.696   5.655      14    166,028  82.00    15.3    100.0   100.0    40.96
170,000 -   179,999    10    1,750,404.62       1.89      10.447   5.712      20    175,040  86.18     9.9     89.8   100.0    43.52
180,000 -   189,999     9    1,663,396.25       1.80      10.661   6.346      18    184,822  83.72    10.8     88.7   100.0    42.26
190,000 -   199,999     9    1,775,691.99       1.92      10.082   6.102      13    197,299  83.18    11.2    100.0   100.0    45.86
200,000 -   209,999     9    1,851,668.60       2.00      10.393   6.215      16    205,741  87.09     0.0     66.3   100.0    39.52
210,000 -   219,999    10    2,138,939.03       2.31      10.126   5.940      15    213,894  88.08     0.0     89.9   100.0    40.08
220,000 -   229,999     7    1,575,954.73       1.70       9.930   5.932      14    225,136  83.98     0.0     85.4   100.0    44.01
230,000 -   239,999     3      707,504.66       0.77      10.301   5.493      20    235,835  86.61     0.0    100.0   100.0    36.97
240,000 -   249,999     3      737,239.52       0.80      10.803   5.821      20    245,747  90.00    32.8    100.0   100.0    47.12
250,000 and greater    19    6,536,268.84       7.07       9.803   5.810      17    344,014  81.72     8.4     96.0   100.0    36.40
------------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------

Total:                907   92,457,458.98     100.00      10.292   5.928      17    101,938  84.86     7.5     93.4    97.4    39.53
------------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------

Min:   26,045.89
Max:   632,185.92
Average:   101,937.66

------------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.

--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------
                                                                        Weighted                                           Weighted
                Number of Aggregate   % of Aggregate  Weighted Weighted Average  Average Average  Percent Percent Percent  Average
 Mortgage       Mortgage  Principal      Principal    Average  Average  Months   Current Original Cashout   Full   Owner    Debt
 Rates          Loans     Balance         Balance     Coupon   Margin   to Roll  Balance   CLTV     Refi    Doc   Occupied  Ratio
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------
8.000 and less       11     986,489.70      1.07       7.744   4.533      10     89,681  67.48      7.2    100.0    100.0   35.18
8.001 -   8.250      15   1,320,403.91      1.43       8.190   4.912      18     88,027  76.15      5.0    100.0    100.0   43.13
8.251 -   8.500      10   1,328,462.34      1.44       8.432   6.021      10    132,846  72.54     15.0     80.1    100.0   33.35
8.501 -   8.750      19   2,170,559.89      2.35       8.719   5.423      13    114,240  80.02     29.8     93.2    100.0   36.41
8.751 -   9.000      30   4,587,466.08      4.96       8.933   5.539      15    152,916  80.60      6.7    100.0     97.6   36.95
9.001 -   9.250      42   4,845,966.47      5.24       9.190   5.548      16    115,380  80.75     13.1     93.4    100.0   39.38
9.251 -   9.500      40   4,157,915.27      4.50       9.420   5.346      16    103,948  82.14      5.1     98.4     94.1   38.17
9.501 -   9.750      70   7,656,241.57      8.28       9.659   5.564      16    109,375  84.82      6.5     94.3     98.6   38.43
9.751 -  10.000      98  10,220,479.36     11.05       9.949   5.753      14    104,291  85.62      5.5     92.9     98.8   38.18
10.001 -  10.250     74   7,972,640.57      8.62      10.147   5.886      16    107,738  85.99      6.6     86.1     90.9   38.06
10.251 -  10.500    106   9,621,448.16     10.41      10.407   5.674      19     90,768  87.07      7.5     97.6     97.1   39.64
10.501 -  10.750     96   8,961,003.49      9.69      10.648   6.134      19     93,344  86.61      4.0     90.4     95.7   40.92
10.751 -  11.000     81   8,221,117.15      8.89      10.882   6.218      18    101,495  86.80     10.5     95.4     98.6   42.20
11.001 -  11.250     61   5,741,153.05      6.21      11.136   6.254      17     94,117  87.49     11.4     97.6    100.0   39.33
11.251 -  11.500     68   6,593,529.94      7.13      11.420   6.424      17     96,964  86.46      7.6     94.1     99.2   40.68
11.501 -  11.750     25   2,264,655.20      2.45      11.626   6.604      20     90,586  86.59      0.0     85.9     96.0   42.88
11.751 -  12.000     21   2,304,979.98      2.49      11.896   6.794      21    109,761  87.90      0.0     86.9    100.0   44.33
12.001 -  12.250     17   1,652,923.29      1.79      12.144   6.791      18     97,231  87.31      4.6     83.1    100.0   40.82
12.251 -  12.500      3     309,962.21      0.34      12.309   8.078      15    103,321  82.90     18.7    100.0    100.0   38.85
Greater than 12.500  20   1,540,061.35      1.67      12.918   7.297      21     77,003  82.99      0.0     93.2     89.1   42.24
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- -------

Total:              907  92,457,458.98    100.00      10.292   5.928      17    101,938  84.86      7.5     93.4     97.4   39.53
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- -------

Min:   6.990
Max:   13.900
Weighted Average:   10.292

--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- -------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.


--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------
                                                                        Weighted                                           Weighted
                Number of Aggregate   % of Aggregate  Weighted Weighted Average  Average Average  Percent Percent Percent  Average
   Gross        Mortgage  Principal      Principal    Average  Average  Months   Current Original Cashout   Full   Owner    Debt
   Margin       Loans     Balance         Balance     Coupon   Margin   to Roll  Balance   CLTV     Refi    Doc   Occupied  Ratio
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------
4.500 and less      14     989,116.22      1.07        8.653   3.871      16     70,651   69.10      6.3   100.0    100.0   39.91
4.501 -   4.750     30   3,828,317.11      4.14        9.159   4.745      26    127,611   78.68      1.7   100.0     93.5   35.60
4.751 -   5.000    169  15,831,575.46     17.12       10.045   4.950      17     93,678   87.10     11.3   100.0     99.3   37.75
5.001 -   5.250     46   4,720,846.21      5.11        9.817   5.212      18    102,627   80.01     12.1   100.0    100.0   37.95
5.251 -   5.500    107  11,008,764.63     11.91       10.018   5.400      14    102,886   84.96     14.5    99.4     98.2   41.03
5.501 -   5.750     65   7,255,285.46      7.85        9.820   5.674      13    111,620   83.17     10.2    96.4     98.6   39.49
5.751 -   6.000     71   6,856,420.84      7.42       10.250   5.945      18     96,569   85.14      2.9    92.4     98.3   39.04
6.001 -   6.250     95  10,674,116.40     11.54       10.309   6.190      16    112,359   85.55      7.0    91.2     96.3   40.25
6.251 -   6.500     70   7,573,831.04      8.19       10.577   6.408      18    108,198   84.18     11.3    92.3     93.1   41.18
6.501 -   6.750     97   9,600,978.20     10.38       10.784   6.654      17     98,979   86.68      1.2    92.6     97.5   41.12
6.751 -   7.000     45   4,366,303.40      4.72       10.987   6.891      18     97,029   85.77      0.0    86.6     93.9   40.90
7.001 -   7.250     46   3,953,504.07      4.28       11.231   7.139      17     85,946   87.52      0.0    81.5     98.7   41.64
7.251 -   7.500     14   1,675,285.95      1.81       10.765   7.350      15    119,663   87.36      0.0    87.0     98.3   32.01
7.501 -   7.750     21   2,249,538.11      2.43       11.152   7.642      14    107,121   84.37      8.9    59.3     97.4   36.60
7.751 -   8.000      9   1,034,284.99      1.12       11.143   7.891      13    114,921   85.48      0.0    67.4    100.0   41.49
Greater than 8.000   8     839,290.89      0.91       11.986   8.679      14    104,911   82.76      0.0    75.6     92.9   44.50
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------

Total:             907  92,457,458.98    100.00       10.292   5.928      17    101,938   84.86      7.5    93.4     97.4   39.53
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------

Min:   2.000
Max:   9.250
Weighted Average:   5.928

--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------



--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------
                                                                        Weighted                                           Weighted
   Months to    Number of Aggregate   % of Aggregate  Weighted Weighted Average  Average Average  Percent Percent Percent  Average
   Next Rate    Mortgage  Principal      Principal    Average  Average  Months   Current Original Cashout   Full   Owner    Debt
   Adjustment   Loans     Balance         Balance     Coupon   Margin   to Roll  Balance   CLTV     Refi    Doc   Occupied  Ratio
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------
6 Months and less  77      8,272,972.02      8.95         9.957   6.113      4     107,441   85.22     21.3    90.5   100.0    39.64
7 -  12           210     23,720,853.25     25.66         9.947   5.950      9     112,956   85.32      5.8    90.0    99.8    39.19
13 -  24          598     57,400,729.18     62.08        10.517   5.935     21      95,988   84.75      6.3    94.9    96.3    39.72
25 -  36           22      3,062,904.53      3.31         9.650   5.139     33     139,223   82.44      5.9   100.0    92.4    38.28
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------

Total:            907     92,457,458.98    100.00        10.292   5.928     17     101,938   84.86      7.5    93.4    97.4    39.53
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------

Min:   1
Max:   35
Weighted Average:   17

--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- --------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.



--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                       Weighted                                         Weighted
 Remaining     Number of Aggregate %of Aggregate  Weighted Weighted Average  Average Average  Percent Percent Percent  Average
 to Scheduled  Mortgage  Principal     Principal    Average  Average   Months   Current Original Cashout   Full   Owner    Debt
 Maturity       Loans     Balance        Balance     Coupon   Margin   to Roll  Balance   CLTV     Refi    Doc   Occupied  Ratio
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- -------
120 to 179       548     52,962,030.44    57.28       10.333   5.652      18     96,646   85.87    9.8    100.0    98.1    39.73
180 to 239         4        277,158.44     0.30        9.486   5.338      17     69,290   89.05    0.0    100.0   100.0    39.31
300 to 359       342     37,699,200.10    40.77       10.235   6.284      15    110,232   83.39    4.7     84.9    96.3    39.22
360               13      1,519,070.00     1.64       10.414   6.824      19    116,852   85.39    0.0     75.1   100.0    40.33
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- -------

Total:           907     92,457,458.98   100.00       10.292   5.928      17    101,938   84.86    7.5     93.4    97.4    39.53
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- -------

Min:   171
Max:   360
Weighted Average:   253
--------------- --------- ----------  -------------- --------- -------- -------- ------- -------- ------- ------- -------- -------




---------------    --------- ---------  -------------- -------- -------- -------- -------- -------- ------- ------- ------- --------
                                                                                  Weighted                                 Weighted
                   Number of Aggregate  %of Aggregate  Weighted Weighted Average  Average Average  Percent Percent Percent Average
Distribution of    Mortgage  Principal     Principal   Average  Average  Months   Current Original Cashout   Full   Owner   Debt
Loan Purpose        Loans     Balance       Balance    Coupon   Margin   to Roll  Balance   CLTV     Refi    Doc   Occupied Ratio
---------------    --------- ---------  -------------- -------- -------- -------- -------- -------- ------- ------- ------- --------
Refinance -
  Rate Term           454       46,412,845.91   50.20    10.226   5.809    18     102,231   83.14    0.0     96.7    96.9   39.86
Purchase              380       39,100,134.89   42.29    10.409   6.134    16     102,895   87.14    0.0     88.4    97.7   38.93
Refinance - Cashout    73        6,944,478.18    7.51    10.074   5.569    14      95,130   83.52  100.0    100.0    99.5   40.70
---------------    --------- ---------  -------------- -------- -------- -------- -------- -------- ------- ------- ------- --------

Total:                907       92,457,458.98  100.00    10.292   5.928    17     101,938   84.86    7.5     93.4    97.4   39.53
---------------    --------- ---------  -------------- -------- -------- -------- -------- -------- ------- ------- ------- --------





----------------     --------- ---------  ------------- -------- -------- ------- -------- -------- ------- ------- ------- --------
                                                                                  Weighted                                  Weighted
                     Number of Aggregate  %of Aggregate Weighted Weighted Average Average  Average  Percent Percent Percent Average
Distribution of      Mortgage  Principal    Principal   Average  Average  Months  Current  Original Cashout   Full   Owner   Debt
Occupancy Status     Loans     Balance       Balance    Coupon   Margin   to Roll Balance    CLTV     Refi    Doc   Occupied Ratio
----------------     --------- ---------  ------------- -------- -------- ------- -------- -------- ------- ------- ------- --------
Owner Occupied        872       90,062,817.34   97.41    10.289   5.922    17     103,283  85.09    7.7      93.9   100.0    39.50
Non-Owner Occupied     35        2,394,641.64    2.59    10.421   6.156    23      68,418  76.24    1.6      75.3     0.0    40.53
----------------     --------- ---------  ------------- -------- -------- ------- -------- -------- ------- ------- ------- --------

Total:                907       92,457,458.98  100.00    10.292   5.928    17     101,938  84.86    7.5      93.4    97.4    39.53
----------------     --------- ---------  ------------- -------- -------- ------- -------- -------- ------- ------- ------- --------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.



--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                           Weighted                                 Weighted
                       Number of Aggregate %of Aggregate Weighted Weighted Average Average Average  Percent Percent Percent  Average
Distribution of        Mortgage  Principal     Principal Average  Average  Months  Current Original Cashout  Full   Owner    Debt
Property Types         Loans     Balance       Balance   Coupon   Margin   to Roll Balance  CLTV     Refi    Doc    Occupied Ratio
---------------        --------- ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
Single Family Residence 884       89,818,953.61  97.15   10.274    5.901     17      101,605   84.94   7.7     95.1    98.0   39.53
2-4 Family               11        1,216,462.03   1.32   10.915    6.652     21      110,587   80.05   0.0     36.0    57.1   41.41
PUD                       8        1,192,512.61   1.29   10.819    6.995     16      149,064   84.98   0.0     25.9   100.0   37.75
Condo                     4          229,530.73   0.25   11.293    7.151     20       57,383   79.89   0.0    100.0    74.5   39.06
--------------------------------   --------------------------------  ---------------------          -------------------------------

Total:                  907       92,457,458.98 100.00   10.292    5.928     17      101,938   84.86   7.5     93.4    97.4   39.53
--------------------------------   --------------------------------  ---------------------          -------------------------------




--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                     Weighted                                             Weighted
                Number of Aggregate %of  Aggregate Weighted Weighted Average  Average  Average  Percent Percent Percent   Average
                Mortgage  Principal      Principal Average  Average  Months   Current  Original Cashout  Full   Owner     Debt
Lien Position   Loans     Balance        Balance   Coupon   Margin   to Roll  Balance   CLTV     Refi    Doc    Occupied  Ratio
--------------- --------- ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
1st Lien         907       92,457,458.98  100.00   10.292    5.928    17      101,938   84.86    7.5     93.4    97.4     39.53
--------------- -----------------------  ---------------------  --------------------------------------------

Total:           907       92,457,458.98  100.00   10.292    5.928    17      101,938   84.86    7.5     93.4    97.4     39.53
--------------- --------------------------------  ---------------------          ----------------------------------------------




--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                       Weighted                                           Weighted
                   Number of Aggregate %of Aggregate Weighted Weighted Average  Average Average  Percent Percent Percent  Average
Geographical       Mortgage  Principal     Principal Average  Average  Months   Current Original Cashout  Full   Owner    Debt
Distribution (1)   Loans     Balance       Balance   Coupon   Margin   to Roll  Balance  CLTV     Refi    Doc    Occupied Ratio
---------------  ---------  ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
Georgia             205     22,807,062.84   24.67    10.533   6.378     16      111,254  85.07    2.9     81.0    94.2    40.04
Illinois            104     10,863,039.88   11.75    10.640   5.779     15      104,452  84.06   10.7    100.0    98.6    40.48
Florida              96      8,775,018.06    9.49    10.461   5.836     18       91,406  86.92    4.8     92.3    98.6    38.30
Colorado             70      8,594,733.01    9.30     9.657   5.481     14      122,782  83.26    7.8    100.0    99.2    38.02
Ohio                 74      6,502,747.73    7.03    10.536   5.873     19       87,875  86.31    8.4     97.1    98.7    42.49
Indiana              74      5,676,806.76    6.14    10.221   5.702     18       76,714  84.91    8.3    100.0   100.0    39.25
North Carolina       47      4,263,889.95    4.61    10.332   5.551     17       90,721  87.10   11.9    100.0   100.0    38.33
Tennessee            40      4,198,936.58    4.54    10.055   5.473     20      104,973  84.19   11.6     97.2    99.1    37.67
Utah                 25      3,352,851.89    3.63     9.938   5.689     17      134,114  83.78    0.0     89.4    95.9    38.99
Kentucky             35      3,079,435.54    3.33    10.287   5.536     17       87,984  88.89   18.2    100.0   100.0    38.03
Washington           20      2,406,948.49    2.60     9.407   6.383     20      120,347  80.83    0.0    100.0    95.5    39.17
Virginia             22      1,925,481.08    2.08    10.345   5.686     18       87,522  83.86    7.9    100.0    91.5    39.44
Oregon               15      1,793,500.91    1.94     9.151   6.194     19      119,567  79.98    0.0    100.0   100.0    37.32
California-Northern   8      1,692,120.97    1.83     9.556   5.801     13      211,515  85.18   46.8    100.0    96.2    42.91
South Carolina       16      1,351,304.35    1.46    10.372   5.891     16       84,457  87.86   20.0    100.0   100.0    41.82
Arizona              11      1,245,990.18    1.35    10.105   6.999     12      113,272  80.22   18.6     79.6   100.0    32.28
Missouri              8        950,148.90    1.03    11.091   6.420     16      118,769  89.54    0.0    100.0   100.0    40.29
Michigan              7        675,245.85    0.73    10.421   6.145     23       96,464  72.59    0.0    100.0    95.7    49.49
Louisiana             7        559,478.13    0.61    10.951   7.014     20       79,925  85.67    0.0     81.3    87.4    48.08

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO
THE APPROPRIATENESS,  USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR
THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL
ANY SECURITY  WOULD BE MADE PURSUANT TO A DEFINITIVE  PROSPECTUS  AND PROSPECTUS
SUPPLEMENT  PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL  INFORMATION NOT
CONTAINED IN THESE  MATERIALS.  SUCH  PROSPECTUS AND PROSPECTUS  SUPPLEMENT WILL
CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY
AND ANY DECISION TO INVEST IN SUCH SECURITIES  SHOULD BE MADE SOLELY IN RELIANCE
UPON SUCH PROSPECTUS AND PROSPECTUS  SUPPLEMENT.  ANY CAPITALIZED TERMS USED BUT
NOT  DEFINED  HEREIN  ARE TO BE READ IN  CONJUNCTION  WITH SUCH  PROSPECTUS  AND
PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.,
SECURITIES AND FUTURES AUTHORITY.


Mississippi           6        431,665.97    0.47    10.986   6.499     17       71,944  87.96    0.0     85.4   100.0    43.34
Idaho                 6        410,629.28    0.44     9.523   5.989     20       68,438  76.38    0.0    100.0   100.0    31.69
Iowa                  7        363,229.48    0.39    10.285   5.246     30       51,890  85.75    0.0    100.0    88.7    36.45
Maryland              1        215,902.38    0.23     9.900   5.480     11      215,902  90.00    0.0    100.0   100.0    43.78
California-Southern   1        171,755.21    0.19    10.250   4.750     33      171,755  90.00    0.0    100.0   100.0    29.04
Minnesota             1         91,672.16    0.10     9.900   6.806     19       91,672  85.00    0.0    100.0   100.0    40.18
Wyoming               1         57,863.40    0.06     8.690   5.550     19       57,863  74.84    0.0    100.0   100.0    39.37
-------------------------------   -------------------------------      ---------------------          ------------------------------

Total:              907     92,457,458.98  100.00   10.292    5.928     17      101,938  84.86    7.5     93.4    97.4    39.53
--------------------------------   --------------------------------  ---------------------          --------------------------------

(1) Geographic location is determined by location of the related Mortgage Property; however, with respect to certain Mortgage Loans, geographic location is determined by Mortgagor mailing address.




--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                     Weighted                                           Weighted
                 Number of Aggregate %of Aggregate Weighted Weighted Average  Average Average  Percent Percent Percent  Average
                 Mortgage  Principal     Principal Average  Average  Months   Current Original Cashout  Full   Owner    Debt
Top 20 Zip Codes Loans     Balance       Balance   Coupon   Margin   to Roll  Balance  CLTV     Refi    Doc    Occupied Ratio
---------------  ---------  ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
30087              8       1,001,409.46     1.08   10.638    6.640     18     125,176  87.29    0.0     88.0   100.0     44.03
30032             10         891,574.00     0.96   10.310    6.174     23      89,157  77.38    0.0     47.0    47.0     42.08
30034              7         742,390.93     0.80   10.867    6.579     23     106,056  89.74    0.0    100.0    84.9     39.46
95608              2         738,853.94     0.80    9.082    5.453     10     369,427  82.55   74.5    100.0   100.0     39.46
80220              1         632,185.92     0.68    9.000    5.375      7     632,186  74.59    0.0    100.0   100.0     26.56
85259              3         616,216.38     0.67   10.606    6.993     12     205,405  84.08    0.0     71.0   100.0     28.90
30319              2         593,629.97     0.64   10.134    5.255     29     296,815  83.19    0.0    100.0   100.0     38.58
30296              5         568,256.26     0.61   10.903    6.840     16     113,651  85.56    0.0     57.3   100.0     40.33
30342              1         538,702.27     0.58   11.280    5.700      2     538,702  75.00    0.0    100.0   100.0     41.22
84088              3         532,742.45     0.58   10.531    5.387     20     177,581  87.18    0.0    100.0   100.0     45.07
30058              6         528,198.74     0.57   11.087    6.449     21      88,033  86.76    0.0    100.0    90.5     37.97
38017              3         516,740.64     0.56   10.211    5.182     16     172,247  85.52   14.9    100.0   100.0     31.39
30243              4         491,721.19     0.53   10.904    6.525     16     122,930  84.22    0.0     55.5   100.0     33.77
38138              1         459,000.00     0.50    9.580    4.750     33     459,000  79.69    0.0    100.0   100.0     38.95
40475              5         456,451.75     0.49    9.687    5.431     18      91,290  88.33    16.6   100.0   100.0     41.09
30281              4         443,049.31     0.48   10.618    5.723     20     110,762  82.08    0.0    100.0   100.0     40.76
46032              4         419,817.20     0.45    9.282    5.702     16     104,954  72.98    0.0    100.0   100.0     39.72
30247              3         419,231.53     0.45   10.368    6.899      7     139,744  87.47    0.0     66.6   100.0     41.85
60617              4         414,761.47     0.45   10.578    6.066     11     103,690  86.79    0.0    100.0    88.0     35.93
80221              4         413,486.89     0.45    9.560    5.334     14     103,372  85.24    0.0    100.0   100.0     40.12
Other            827      81,039,038.68    87.65   10.294    5.922     17      97,992  85.08    7.7     94.2    97.9     39.67
--------------------------------   --------------------------------  ---------------------          ------------------------------

Total:           907      92,457,458.98   100.00   10.292    5.928     17     101,938  84.86    7.5     93.4    97.4     39.53
--------------------------------   --------------------------------  ---------------------          -------------------------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.


--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                     Weighted                                           Weighted
                 Number of Aggregate %of Aggregate Weighted Weighted Average  Average Average  Percent Percent Percent  Average
Calendar Year    Mortgage  Principal     Principal Average  Average  Months   Current Original Cashout  Full   Owner    Debt
of Origination   Loans     Balance       Balance   Coupon   Margin   to Roll  Balance  CLTV     Refi    Doc    Occupied Ratio
---------------  ---------  ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------

1994               2          147,967.88    0.16    8.038     2.326    7       73,984  80.72    0.0     100.0   100.0    39.09
1997             905       92,309,491.10   99.84   10.296     5.934   17      101,999  84.87    7.5      93.4    97.4    39.53
--------------------------   --------------------------------  ---------------------          --------------------------------------

Total:           907       92,457,458.98  100.00   10.292     5.928   17      101,938  84.86    7.5      93.4    97.4    39.53
--------------------------------   --------------------------------  ---------------------          --------------------------------

Earliest Origination Date:   1994-03-16
Latest Maturity Date:   2028-01-01

--------------------------------   --------------------------------  ---------------------          -------------------------------




--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                   Weighted                                           Weighted
               Number of Aggregate %of Aggregate Weighted Weighted Average  Average Average  Percent Percent Percent  Average
  Date of      Mortgage  Principal     Principal Average  Average  Months   Current Original Cashout  Full   Owner    Debt
Origination    Loans     Balance       Balance   Coupon   Margin   to Roll  Balance  CLTV     Refi    Doc    Occupied Ratio
------------  ---------  ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
1994-03          1          83,745.44     0.09    7.875   2.000      6       83,745  69.81     0.0   100.0   100.0    35.00
1994-10          1          64,222.44     0.07    8.250   2.750      9       64,222  94.94     0.0   100.0   100.0    44.43
1997-01          1         199,137.14     0.22    8.375   7.750      1      199,137  65.77   100.0   100.0   100.0    31.00
1997-03          2         373,519.81     0.40    9.891   5.897     11      186,760  88.05     0.0   100.0   100.0    39.68
1997-04          2         267,615.53     0.29    9.960   5.748      4      133,808  87.52    37.3   100.0   100.0    41.17
1997-05          3         204,345.05     0.22    9.926   4.924      5       68,115  90.00   100.0   100.0   100.0    45.39
1997-06         45       5,580,338.33     6.04    9.664   6.279     14      124,008  81.78    16.2    92.9    98.1    35.56
1997-07         89       9,351,874.11    10.11   10.275   6.267     12      105,077  85.81    10.8    80.8    99.6    38.56
1997-08        123      12,622,667.28    13.65   10.331   5.712     14      102,623  85.22     5.5    95.7    99.0    38.89
1997-09        147      15,129,146.65    16.36   10.107   5.437     16      102,919  85.38    18.0    94.4    98.9    39.11
1997-10        196      20,028,506.09    21.66   10.216   5.708     19      102,186  84.51     1.2    98.4    98.9    39.54
1997-11        189      17,746,595.29    19.19   10.566   6.244     19       93,897  83.80     4.6    89.8    91.3    41.03
1997-12        108      10,805,745.82    11.69   10.631   6.323     19      100,053  87.04     0.5    96.5    98.2    41.27
--------------------------------   --------------------------------  ---------------------          -------------------------------

Total:         907      92,457,458.98   100.00   10.292   5.928     17      101,938  84.86     7.5    93.4    97.4    39.53
--------------------------------   --------------------------------  ---------------------          -------------------------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.





--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                     Weighted                                           Weighted
   Original      Number of Aggregate %of Aggregate Weighted Weighted Average  Average Average  Percent Percent Percent  Average
Loan-to-Value    Mortgage  Principal     Principal Average  Average  Months   Current Original Cashout  Full   Owner    Debt
    Ratio        Loans     Balance       Balance   Coupon   Margin   to Roll  Balance  CLTV     Refi    Doc    Occupied Ratio
------------    ---------  ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
10.001 -  20.000   1         49,932.92     0.05     7.990   4.125     23       49,933   19.23   0.0    100.0   100.0    45.00
40.001 -  50.000   2         171,441.73    0.19     7.655   4.940     12       85,721   44.27   0.0    100.0   100.0    29.08
50.001 -  60.000   4         320,119.78    0.35     9.472   5.819     20       80,030   57.26   0.0    100.0   100.0    34.58
60.001 -  70.000  44       3,939,158.10    4.26     9.320   5.454     17       89,526   67.37  12.8     89.8    93.0    34.77
70.001 -  75.000  52       6,059,853.49    6.55     9.839   5.760     17      116,536   73.97   9.3     89.1    83.2    38.37
75.001 -  80.000 136      14,573,486.95    5.76     9.775   5.802     17      107,158   79.50   9.0     91.1    93.8    39.61
80.001 -  85.000 208      21,530,002.70    23.29   10.475   6.207     17      103,510   84.69   7.1     82.7    99.1    40.03
85.001 -  90.000 445      44,034,065.30    47.63   10.562   5.896     17       98,953   89.82   6.9    100.0   100.0    39.96
90.001 -  95.000  13       1,557,143.82     1.68    9.540   5.965     11      119,780   93.98   0.0    100.0   100.0    37.62
95.001 - 100.000   2         222,254.19     0.24   11.570   7.450     22      111,127  100.00   0.0    100.0   100.0    44.10
--------------------------------   --------------------------------  ---------------------          -------------------------------

Total:           907      92,457,458.98   100.00   10.292   5.928     17      101,938   84.86   7.5    93.4     97.4    39.53
--------------------------------   --------------------------------  ---------------------          ------------------------- -----

Min:   19.23
Max:   100.00
Weighted Average:   84.86





--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                           Weighted                                         Weighted
                       Number of Aggregate %of Aggregate Weighted Weighted Average  Average Average  Percent Percent Percent Average
                       Mortgage  Principal     Principal Average  Average  Months   Current Original Cashout  Full   Owner    Debt
Product Type           Loans     Balance       Balance   Coupon   Margin   to Roll  Balance  CLTV     Refi    Doc    Occupied Ratio
------------           -------- ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
ARM - 6 Month           35      3,972,460.57     4.30    10.357   6.322        3    113,499  85.83    0.0     90.2   100.0    39.66
ARM - 18 Month Fixed/6   2        313,522.13     0.34     9.689   5.528        8    156,761  84.52    0.0    100.0   100.0    35.86
Month Adjustable
ARM - 2 Year Fixed/6   596     57,335,861.73    62.01    10.522   5.934       21     96,201  84.79    6.3     94.9    96.3    39.75
Month Adjustable
ARM - 3 Year Fixed/6    11      1,516,179.38     1.64     9.834   5.442       33    137,834  78.78   11.9    100.0    84.7    40.81
Month Adjustable
ARM - 1 Year           249     27,579,733.00    29.83     9.891   5.960        8    110,762  85.12   11.4     90.0    99.8    39.25
ARM - 2 Year Fixed/1     2        128,754.58     0.14     9.250   5.350       20     64,377  84.12    0.0    100.0   100.0    31.09
Year Adjustable
ARM - 3 Year Fixed/1     8      1,407,551.74     1.52     9.358   4.760       32    175,944  86.20    0.0    100.0   100.0    36.26
Year Adjustable
ARM - 3 Year             4        203,395.85     0.22     9.860   4.750       33     50,849  87.63    0.0    100.0   100.0    35.26
--------------------------------   --------------------------------  ---------------------          -------------------------------

Total:                 907     92,457,458.98   100.00    10.292   5.928       17    101,938  84.86    7.5     93.4    97.4    39.53
--------------------------------   --------------------------------  ---------------------          -------------------------------


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Block Financial with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representations is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predicate pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K., SECURITIES AND FUTURES AUTHORITY.


--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                      Weighted                                           Weighted
                   Number of Aggregate %of Aggregate Weighted Weighted Average  Average Average  Percent Percent Percent  Average
                   Mortgage  Principal     Principal Average  Average  Months   Current Original Cashout  Full   Owner    Debt
Index Type         Loans     Balance       Balance   Coupon   Margin   to Roll  Balance  CLTV     Refi    Doc    Occupied Ratio
------------      ---------  ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
Treasury - 1 Year  221       24,482,966.54   26.48    9.936    5.997      9      110,783  85.29   10.1     88.7    99.8    39.38
Treasury - 3 Year    7        1,001,481.43    1.08    9.508    4.750     33      143,069  85.91    0.0    100.0   100.0    36.77
Libor - 1 Month     33        3,657,316.15    3.96    9.485    5.507      7      110,828  84.41   18.0    100.0   100.0    37.21
Libor - 6 Month    646       63,315,694.86   68.48   10.488    5.944     20       98,012  84.71    6.0     94.8    96.3    39.77
--------------------------------   --------------------------------  ---------------------          --------------------------------

Total:             907       92,457,458.98  100.00   10.292    5.928     17      101,938  84.86    7.5     93.4    97.4    39.53
--------------------------------   --------------------------------  ---------------------          --------------------------------



--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                     Weighted                                           Weighted
                 Number of Aggregate %of Aggregate Weighted Weighted Average  Average Average  Percent Percent Percent  Average
                 Mortgage  Principal     Principal Average  Average  Months   Current Original Cashout  Full   Owner    Debt
  Balloon        Loans     Balance       Balance   Coupon   Margin   to Roll  Balance  CLTV     Refi    Doc    Occupied Ratio
------------    ---------  ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
Balloon          546      52,895,792.93    57.21   10.332    5.654     18       96,879   85.92  9.6     100.0    98.1    39.75
Non-Balloon      361      39,561,666.05    42.79   10.239    6.295     15      109,589   83.44  4.8      84.6    96.5    39.24
--------------------------------   --------------------------------  ---------------------          ------------------------------

Total:           907      92,457,458.98   100.00   10.292    5.928     17      101,938   84.86  7.5      93.4    97.4    39.53
--------------------------------   --------------------------------  ---------------------          ------------------------------



--------------- --------- ---------  -------------- -------- -------- -------- ------- -------- ------- ------- ------- --------
                                                                          Weighted                                          Weighted
                      Number of Aggregate %of Aggregate Weighted Weighted Average Average Average  Percent Percent Percent  Average
                      Mortgage  Principal     Principal Average  Average  Months  Current Original Cashout  Full   Owner    Debt
Prepayment Penalty    Loans     Balance       Balance   Coupon   Margin   to Roll Balance  CLTV     Refi    Doc    Occupied Ratio
------------         ---------  ----------    ------------------ -------- -------- ------- -------- ------- ------- -------- ------
Prepayment Penalty    624      63,121,838.52    68.27   10.309   6.020     17     101,157  85.03     6.5    91.6    97.0   39.63
No Prepayment Penalty 283      29,335,620.46    31.73   10.256   5.730     15     103,659  84.51     9.6    97.3    98.4   39.31
--------------------------------   --------------------------------  ---------------------          -------------------------------

Total:                907      92,457,458.98   100.00   10.292   5.928     17     101,938  84.86     7.5    93.4    97.4   39.53
--------------------------------   --------------------------------  ---------------------          -------------------------------